United States

Securities and Exchange Commission
Washington, D.C. 20579

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) – January 22, 2018

LITTELFUSE, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-20388	36-3795742
(State of other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8755 W. Higgins Road, Suite 500, Chicago, IL 60631

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (773) 628-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[___]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[___]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[___]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[___]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company       ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.       ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 22, 2018, Littelfuse, Inc. entered into new Tier I Change of Control Agreements, effective as of January 1, 2018, with each of the following executive officers (each, an “Executive Officer”): (i) Mr. David W. Heinzmann, President and Chief Executive Officer, (ii) Ms. Meenal A. Sethna, Executive Vice President and Chief Financial Officer, (iii) Mr. Ryan K. Stafford, Executive Vice President, Chief Legal and Human Resources Officer and Corporate Secretary, (iv) Mr. Michael P. Rutz, Senior Vice President, Global Operations, (v) Mr. Matthew J. Cole, Senior Vice President and General Manager, Industrial Business Unit, (vi) Mr. Ian Highley, Senior Vice President and General Manager, Semiconductor Products and Chief Technology Officer, and (vii) Mr. Deepak Nayar, Senior Vice President and General Manager, Electronics Business Unit.

The Tier I Change of Control Agreements will replace the previous Change of Control Agreements for each Executive Officer that were filed by Littelfuse as follows: for Mr. Heinzmann as Exhibit 10.3 to the Form 8-K filed on November 16, 2016; for Ms. Sethna as Exhibit 10.1 to the Form 8-K filed on February 3, 2016; for Mr. Stafford as Exhibit 10.5 to the Form 8-K filed on December 16, 2014; for Mr. Rutz as Exhibit 10.1 to the Form 10-Q filed on May 2, 2014; for Mr. Cole as Exhibit 10.13 to the Form 10-K filed on March 1, 2016; for Mr. Highley as Exhibit 10.11 to the Form 10-K filed on February 24, 2015; and for Mr. Nayar as Exhibit 10.12 to the Form 10-K filed on February 24, 2015.

The Tier I Change of Control Agreements contain terms similar to the existing Change of Control Agreements with the following changes: (i) a new three-year term to expire on December 31, 2020, (ii) a revised trigger date for severance due upon termination in anticipation of a change of control to become effective if within 180 days prior to the date on which the change of control occurs, if without cause, (iii) inclusion of successors to be bound by the terms and conditions listed in the applicable agreement during the service period, (iv) expansion of the confidentiality provisions and (v) inclusion of provisions for non-disparagement, compensation clawback, return of documents and cooperation in defense of claims made by or against Littelfuse. Consistent with the previous agreements, Mr. Heinzmann’s agreement provides for a severance multiple of 3.0 and the other Executive Officers’ agreements provide for a severance multiple of 2.0.

The foregoing summary of the new Tier I Change of Control Agreements does not purport to be complete and is qualified in its entirety by reference to the full text of the Form of Tier I Change of Control Agreement, a copy of which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)     Exhibits.

Exhibit No.	Description of Exhibits
10.1	Form of Tier I Change of Control Agreement.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Littelfuse, Inc.

Date: January 23, 2018	By: /s/ Ryan K. Stafford
Ryan K. Stafford Executive Vice President, Chief Legal and Human Resources Officer and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description of Exhibits
10.1	Form of Tier I Change of Control Agreement.